UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2003

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-26820 (Commission File Number)	93-0962605 (I.R.S. Employer Identification No.)

411 First Avenue South, Suite 600
Seattle, WA 98104-2860
(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 701-2000

Registrant’s facsimile number, including area code: (206) 701-2500

None
(Former name or former address, if changed since last report)

Item 5. Other Events.

     On January 30, 2003, we issued a press release with respect to the fourth-quarter and year-end 2002 financial results.

     A copy of our January 30, 2003, press release is attached.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits
	99	Press Release dated January 30, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRAY INC.

	By:	/s/ Kenneth W. Johnson Kenneth W. Johnson General Counsel

January 31, 2003

EXHIBIT INDEX

Exhibit Number	Description of Documents
99	Press Release dated January 30, 2003